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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported)   April 5, 1995



                                  AMOCO COMPANY
             (Exact name of registrant as specified in its charter)



            Delaware                   1-8888              36-3353184
   (State or other jurisdiction    (Commission        (IRS Employer
    of incorporation)               File Number)      Identification No.)



   200 East Randolph Drive, Chicago, Illinois             60601
      (Address of principal executive offices)         (Zip Code)



   Registrant's telephone number, including area code   (312) 856-6111


                                  (No Change)
         (Former name or former address, if changed since last report).












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   INFORMATION TO BE INCLUDED IN THE REPORT

   Item 5.  Other Events


        Summarized  financial  data for  Amoco  Argentina  Oil  Company (the

   "Company"),  which  is  included   in  Note  22  of  Amoco  Corporation's

   ("Amoco's") Financial Statements, is  incorporated herein by reference to

   Amoco's Current Report on Form 8-K filed April 5, 1995.  The Company is a wholly-owned subsidiary of Amoco  International Petroleum Company,  which is an indirect wholly-owned subsidiary of Amoco Company.


   Item 7.  Financial Statements and Exhibits

                                                        Sequentially
   Exhibit                                                Numbered
   Number                                                  Page

     13      Amoco Corporation's Current Report on
             Form 8-K filed April 5, 1995, is
             incorporated herein by reference.              --























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                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                   AMOCO COMPANY
                                                    (Registrant)




   Date    April 5, 1995               J. R. Reid
                                       J. R. Reid
                                       Vice President and Controller
                                       (Duly Authorized and Chief
                                        Accounting Officer)

















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